UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

NICHOLAS INVESTMENT PARTNERS

Nicholas Partners Small Cap Growth Fund

The Advisors’ Inner Circle Fund III

Investment Adviser:

NICHOLAS INVESTMENT PARTNERS, L.P.

Annual Report	September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-833-810-7345. Your election to receive reports in paper will apply to the Small Cap Growth Fund held with your financial intermediary if you invest through a financial intermediary or Nicholas Investment Partners, L.P. if you invest directly with the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Fund’s Form N-Q and Form N-PORT reports are available on the Commission’s website at https://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-833-810-7345; and (ii) on the Commission’s website at https://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders,

FUND OVERVIEW

Nicholas Partners Small Cap Growth Fund offers investors attractive capital appreciation and diversification opportunities within this less-widely-followed market segment. Small-cap companies typically demonstrate higher revenue and earnings growth potential than larger companies. US Small Cap capitalizes on a disciplined and forward-looking investment process to invest in successful, growing companies—those that manage change advantageously and are poised to exceed expectations.

Our specialist approach and active stock selection approach are key elements differentiating Nicholas Partners Small Cap Growth Fund from passive strategies.

FUND PERFORMANCE RECAP

Our disciplined process and focus on innovative and well-managed companies with distinctive growth catalysts continue to be rewarded. For the fiscal year-ending September 30, 2020, the Nicholas Partners Small Cap Growth Fund (the “Fund”) returned +44.60%, outperforming the Russell 2000 Growth Index’s (“benchmark”) return of +15.71% by a wide margin.

As of September 30, 2020	1 YR. (10/1/2019 to 9/30/2020)	Since Inception (1/16/2019)
Nicholas Partners Small Cap Growth (NPSGX–Institutional Shares)	44.60%	31.73%
Russell 2000 Growth (benchmark)	15.71%	13.25%

THE ADVISORS’ INNER CIRCLE FUND NICHOLAS PARTNERS SMALL CAP GROWTH FUND (Unaudited)

Fund inception date: 1/16/2019. The net expense ratio is 0.99%. The adviser has contractually agreed to waive fees and reimburse all or a portion of its fees until January 31, 2021. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit our website at www.nicfunds.com.

INVESTMENT ENVIRONMENT

2020 has undoubtedly brought new dimensions to the meaning of change. Heading into the year, we had a balanced and pragmatic view that prior economic and market risks of 2019—US trade tensions with China, rising interest rates, and consumer confidence—abated. In Q1, surprised by the rapid spread of the COVID-19 pandemic and fatalities, global economies shuttered as lockdowns were enforced, disrupting global supply chains. This led to historic bear-market stress and a liquidity crunch that hit all main asset classes, small-cap stocks the hardest.

In reaction to the looming economic downdraft, the Fed took quick action to pump liquidity into the market. The US government also issued emergency fiscal stimulus measures to

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

support families and companies during what was believed to be a transitory economic disruption until public health safety protocols were put in place to slow the spread of the virus while PPE supplies ramped and vaccine and treatments for COVID-19 were developed, thus allowing economies to gradually re-open.

The rapid market recovery and improving economic data coming out of the pandemic’s first wave, as economies began to re-open, marked differentiation among the haves and the have-nots. Companies with the management leadership and agility to adapt to the “new reality” of “shelter in place” and work-from-home business models accelerated the digital transformation across multiple industries. Companies able to adapt were rewarded with inflecting financials and strong share price appreciation. As visibility improved, markets climbed higher despite increasing volatility leading into the contentious US elections.

PERFORMANCE DISCUSSION

From an investment perspective, the Fund’s holding are focused on companies that are typically market leaders in a defined niche and demonstrated ability to execute and adapt. This often includes creating their own catalyst for growth through new product development, entering new markets, or innovating within existing markets. We apply a similar framework to our portfolio construction, aiming to invest in long-term trends while remaining nimble and executing on opportunities in this rapidly changing investment environment.

Guided by our portfolio management team’s +30 years of investment experience across a variety of market conditions and periods of dislocations, they fine-tuned the Fund’s positioning throughout the year to reduce downside risk during the initial COVID-19 downdraft in Q1 and raise the potential for upside exposure as markets rapidly recovered when economies began to re-open. Key actions included:

•	Reducing the number of holdings to concentrate on our highest-conviction positions;
•	Exiting companies whose valuations surpassed their historical averages;
•	Trimming exposure to companies with significant non-US revenues; and
•	Trimming or selling positions in companies with high leverage.

Throughout this unprecedented period, the Fund continued to tap our core competencies and remained focused on disruptive and innovative niches in healthcare, TMT (technology and communications) and selective consumer and industrial segments of the market. The Fund’s largest exposures have been primarily expressed in well-capitalized healthcare companies working on curative therapies and technologies that address unmet medical needs; subscription software providers whose consistent revenues lessen the risk of financial underperformance; semiconductor companies that are the backbone of the internet, e-commerce; and niche companies with idiosyncratic growth catalysts distinctive business models that are gaining market share. This focus worked well as the Fund’s exposure to selective bio/med-tech positions as well as software, semi’s, and ESG friendly digital printing holdings contributed a large portion to the Fund’s gains for the reporting period. They were also the most additive to excess returns over the Russell 2000 Growth Index.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

In contrast, the Fund’s exposure to consumer staples and energy stocks (which accounted for less than a 6.5% average weight combined) detracted from absolute and relative performance compared to the Russell 2000 Growth Index. The Fund’s consumer staples holdings, primarily “on the go” meal replacement products, came under pressure as demand waned significantly by COVID-19 Shelter in Place orders. We realized profits in these positions and redeployed the proceeds into companies with better growth prospects and greater visibility. The Fund’s exposure to this group was notably a key driver to Fund’s returns in the prior fiscal reporting period.

POSITIONING

Given the rapid price appreciation across several sectors, we have been particularly attuned to valuations and position sizes, actively trimming holdings that were reaching the upper bounds of reasonable valuations. While this meant leaving money on the table in some cases, we felt it prudent to maintain a disciplined approach.

Healthcare remains the Fund’s largest weight at 35.1%. Life science expertise, with an owner/operator’s perspective, is critical as this sector represents 34.5% of the Russell 2000 Growth Index as of 9/30/2020. In addition, the Index’s 233 biotech stocks comprise ~53% of its 435 healthcare constituents. We further believe the structural tailwinds propelling the sector remain unchanged. We are optimistic that the life science sector will continue to stand out as a source of innovation and societal good, fueled by a growing base of stable, long-term institutional capital.

We see the digital transformation rapidly accelerating, providing ample investment opportunities. For example, research suggests sustainability, e-commerce/social commerce, resale, and differences in brand preferences among younger and older demographics will profoundly effects consumer e-commerce and payments sectors. A shift from less differentiated wholesale channels to directly operated e-commerce platforms and apps create robust direct-to-consumer (DTC) potential for well-positioned brands and select retailers.

Given our view, the Fund’s exposure to technology was 20.1% for the reporting period ending September 30, 2020. We are focused on companies with sustainable moats around their business, proven management leadership, and those we believe will gain market share and accelerate their growth. We prudently trimmed the Fund’s exposure to software holdings from 11.2% to 9.3% as valuations moved higher throughout the reporting period. We redeployed the assets and increased the Fund’s exposure to core semiconductor positions, Monolithic Power Systems (3.9% and Lattice Semiconductor. These companies are among the Fund’s top ten holdings with a weight of 3.9% and 3.4%, respectively.

Covid-19 has also been an accelerant of the digital transformation across multiple industries. Demand for green energy and ESG-friendly investment opportunities are also on the rise. We believe the winners of these secular trends will be those with idiosyncratic growth catalysts, strong moats around their business, and increasing market share. A key purchase in Q3 was Ameresco (AMRC), a leading energy services company that consults with governments, businesses, schools, hospitals, and airports to reduce their carbon footprint. Ameresco’s renewable energy assets and customer projects delivered a

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

cumulative carbon offset equivalent to 50+ million metric tons of CO2 since 2010. AMRC is gaining market share in an expanding addressable market. Our research confirms that AMRC’s earnings are accelerating faster than revenue by growing their higher-margin recurring lines of business. As of September 30, 2020, AMRC was one of the portfolio’s top ten holdings at a 2.8% weight, pushing the Fund’s industrial weight to 16.2%.

OUTLOOK

Economic indicators gradually improved over the recent months, evidenced by improvement PMI manufacturing activity—a crucial indicator of economic health, increasing trucking activities, and stronger-than-expected consumer strength. However, a resurgence of COVID-19 outbreaks global threaten additional lockdowns with the potential to stall the economic recovery. As such, we expect market volatility to remain elevated near-term. The delay in the next US fiscal stimulus package and higher valuations also create a heightened risk environment.

Despite continued volatility, the combination of a supportive Federal Reserve and global central banks, historically low-interest rates, and attractive small-cap valuations relative to large-cap keep us highly engaged. We remain cautiously optimistic about the long-term outlook. However, we expect dispersion to remain high between winners and losers. We also believe individual segments of the market will benefit disproportionately from a re-opening relative to others.

Widening dispersion of returns between individual companies is a positive backdrop for active managers–particularly those with a specialist approach like ours. We cannot recall a period where the sources of opportunity tilt so dramatically towards our firm’s strengths. So, while the near-term outlook remains uncertain, we approach the market with a high degree of confidence that we are well-equipped to adapt to the global economy’s increasing pace of change.

Above all, our focus remains on identifying exceptional companies with high or improving returns on invested capital, strong free cash flow, experienced management teams, and healthy competitive positioning. We continuously scrutinize our holdings, leveraging an owner-operator’s perspective to identify potential investment opportunities while being mindful of risks at the company and market level. In our view, this long-term, disciplined approach is the best way to deliver strong risk-adjusted returns in varying economic backdrops.

Disclosure notes: Some information herein reflects general market commentary and the current opinions of the author which are subject to change without notice. It is provided for general informational purposes only and does not represent investment, legal, regulatory or tax advice and should not be construed as a recommendation of any security, strategy or investment product. There is no guarantee any opinion, forecast, or objective will be achieved in the future. The information, charts and reports contained herein are unaudited. Although some information contained herein was obtained from recognized and trusted sources believed to be reliable, its accuracy and completeness cannot be guaranteed. Unless otherwise noted, Nicholas is the source of illustrations. References to specific securities, issuers and market sectors are for illustrative purposes only. Nicholas does not undertake to keep the recipients of this report advised of future developments or of changes in any of the matters discussed in this report.

Nicholas used third-party information in the preparation of the characteristics and/or market environment charts. While Nicholas believes the third-party information was obtained from reliable sources, we cannot guarantee the accuracy, adequacy or completeness of the information obtained from these sources.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

Index returns are provided as a general indicator of the investment environment existing during the time periods shown and are provided for comparison purposes only. The returns for the index do not include any transaction costs, management fees or other costs. Investors may not make direct investments into any index. Investors should consider comparing the performance of any potential investment to other benchmarks and indices that are representative of their particular investment objectives, horizons and risk tolerances.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Definition of the Comparative Index

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

Comparison of Change in the Value of a $100,000 Investment in the Nicholas Partners Small Cap Growth Fund, Institutional Shares versus the Russell 2000 Growth Index.

Average Annual Total Return For
The Periods Ended September 30, 2020
	One Year	Annualized Inception to Date*
Nicholas Partners Small Cap Growth Fund, Institutional Shares	44.60%	31.73%
Russell 2000 Growth Index	15.71%	13.25%

* The Fund commenced operations on January 16, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of the comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

SECTOR WEIGHTINGS† (Unaudited)

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK** — 98.9%

	Shares	Value
Communication Services — 0.8%
Cardlytics *	7,973	$562,655

Consumer Discretionary — 14.0%
Brinker International	17,114	731,110
Caesars Entertainment *	48,695	2,729,842
Callaway Golf	71,981	1,377,716
Chegg *	14,494	1,035,451
Clarus	28,988	409,311
Extended Stay America	71,675	856,516
Five Below *	5,916	751,332
Jack in the Box	12,847	1,018,896
Kontoor Brands	35,221	852,348
Texas Roadhouse, Cl A	11,627	706,805

		10,469,327

Consumer Staples — 3.6%
Freshpet *	6,736	752,075
Primo Water	37,081	526,550
SunOpta *	50,303	373,248
Utz Brands	20,943	374,880
Vital Farms *	15,878	643,535

		2,670,288

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

COMMON STOCK** — continued
	Shares	Value
Financials — 2.9%
First Foundation	40,582	$530,407
Palomar Holdings *	15,845	1,651,683

		2,182,090

Health Care — 34.9%
Acutus Medical *	19,386	577,703
Argenx ADR *	5,294	1,389,781
Axsome Therapeutics *	9,419	671,104
Berkeley Lights *	3,000	229,080
Biohaven Pharmaceutical Holding *	19,046	1,238,180
Bridgebio Pharma *	17,631	661,515
Deciphera Pharmaceuticals *	15,260	782,838
Exact Sciences *	6,825	695,809
Global Blood Therapeutics *	12,077	665,926
Guardant Health *	5,798	648,100
Horizon Therapeutics PLC *	16,700	1,297,256
Immunomedics *	31,703	2,695,706
Inspire Medical Systems *	9,146	1,180,291
Insulet *	2,588	612,295
Intra-Cellular Therapies *	21,912	562,262
Iovance Biotherapeutics *	32,926	1,083,924
Krystal Biotech *	12,677	545,745
MyoKardia *	9,439	1,286,819
NeoGenomics *	26,534	978,839
Novocure *	15,438	1,718,404
Oak Street Health *	8,677	463,699
Penumbra *	2,450	476,231
Repligen *	9,943	1,466,990
Sarepta Therapeutics *	4,070	571,550
Silk Road Medical *	15,084	1,013,796
Teladoc Health *	2,727	597,867
Turning Point Therapeutics *	10,187	889,936
Twist Bioscience *	14,073	1,069,126

		26,070,772

Industrials — 16.2%
Ameresco, Cl A *	63,330	2,115,222
JetBlue Airways *	91,068	1,031,800
Kornit Digital *	51,531	3,342,816
Lincoln Electric Holdings	5,670	521,867
Proto Labs *	3,866	500,647
TFI International	48,670	2,035,866
Trex *	25,598	1,832,817
WillScot Mobile Mini Holdings, Cl A *	41,578	693,521

		12,074,556

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

COMMON STOCK** — continued
	Shares	Value
Information Technology — 20.0%
Alteryx, Cl A *	4,376	$496,895
CACI International, Cl A *	6,733	1,435,206
Cerence *	25,772	1,259,478
Coupa Software *	2,854	782,681
Elastic *	14,307	1,543,582
Everbridge *	3,482	437,792
Five9 *	7,614	987,383
Lattice Semiconductor *	86,726	2,511,585
ManTech International, Cl A	4,976	342,747
Medallia *	36,535	1,001,790
Monolithic Power Systems	10,314	2,883,898
Switch, Cl A	55,276	862,858
Vertex, Cl A *	19,294	443,762

		14,989,657

Materials — 0.8%
Pactiv Evergreen *	48,765	619,315

Real Estate — 5.7%
Hudson Pacific Properties ‡	31,303	686,475
Innovative Industrial Properties, Cl A ‡	14,745	1,830,002
Physicians Realty Trust ‡	30,719	550,177
Realogy Holdings	126,289	1,192,168

		4,258,822

Total Common Stock (Cost $47,915,013)		73,897,482

EXCHANGE TRADED FUND — 0.7%

iShares Russell 2000 ETF	3,620	542,240

Total Exchange-Traded Fund (Cost $518,239)		542,240

Total Investments - 99.6% (Cost $48,433,252)		$74,439,722

Percentages are based on Net Assets of $74,763,545.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
‡	Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

PLC — Public Limited Company

As of September 30, 2020, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the year ended September 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $48,433,252)	$74,439,722
Receivable for Investment Securities Sold	1,795,891
Cash	367,606
Dividend and Interest Receivable	34,397
Receivable for Capital Shares Sold	29,980
Prepaid Expenses	8,048

Total Assets	76,675,644

Liabilities:
Payable for Investment Securities Purchased	1,815,318
Payable Due to Adviser	37,850
Shareholder Servicing	8,509
Payable Due to Administrator	8,197
Chief Compliance Officer Fees Payable	1,650
Trustees Fees Payable	80
Other Accrued Expenses	40,495

Total Liabilities	1,912,099

Net Assets	$74,763,545

Net Assets Consist of:
Paid-in Capital	$43,791,927
Total Distributable Earnings	30,971,618

Net Assets	$74,763,545

Net Asset Value and Offering Price Per Share (unlimited authorization — no par value) Institutional Shares ($74,763,545 ÷ 4,823,112)*	$15.50

*	Redemption price may vary depending on length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
FOR THE YEAR ENDED SEPTEMBER 30, 2020

STATEMENT OF OPERATIONS

Investment Income:
Dividend Income	$208,487
Interest Income	6,774
Less: Foreign Taxes Withheld	(5,579)

Total Investment Income	209,682

Expenses:
Investment Advisory Fees	440,396
Administration Fees	94,241
Trustees’ Fees	17,585
Chief Compliance Officer Fees	6,688
Transfer Agent Fees	56,215
Legal Fees	34,521
Offering Costs	30,138
Audit Fees	25,061
Registration Fees	21,881
Printing Fees	14,558
Custodian Fees	3,805
Insurance and Other Expenses	15,553

Total Expenses	760,642

Less:
Waiver of Investment Advisory Fees	(178,089)

Net Expenses	582,553

Net Investment Loss	(372,871)

Net Realized Gain on Investments	5,351,349
Net Change in Unrealized Appreciation on Investments	17,906,628

Net Realized and Unrealized Gain on Investments	23,257,977

Net Increase in Net Assets Resulting from Operations	$22,885,106

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2020	Period Ended September 30, 2019*
Operations:
Net Investment Loss	$(372,871)	$(191,637)
Net Realized Gain on Investments	5,351,349	1,794,078
Net Change in Unrealized Appreciation on Investments	17,906,628	3,308,882

Net Increase in Net Assets Resulting from Operations	22,885,106	4,911,323

Distributions:
Institutional Shares	(1,805,811)	—

Capital Share Transactions:
Institutional Shares:
Issued	1,085,389	—
Issued in Connection with In-Kind Transfer**	—	45,972,673
Reinvestment of Dividends and Distributions	1,805,811	—
Redeemed	(90,946)	—

Net Increase in Net Assets from Share Transactions	2,800,254	45,972,673

Total Increase in Net Assets	23,879,549	50,883,996

Net Assets:
Beginning of Year/Period	50,883,996	—

End of Year/Period	$74,763,545	$50,883,996

Shares Transactions:
Institutional Shares:
Issued	83,052	—
Issued in Connection with In-Kind Transfer**	—	4,597,277
Reinvestment of Dividends and Distributions	150,359	—
Redeemed	(7,576)	—

Net Increase in Shares Outstanding from Share Transactions	225,835	4,597,277

*	The Fund commenced operations on January 16, 2019.
**	See Note 10 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year/Period

Institutional Shares	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net Asset Value, Beginning of Year/Period	$11.07	$10.00

Income (Loss) from Operations:
Net Investment Loss(1)	(0.08)	(0.04)
Net Realized and Unrealized Gain	4.90	1.11

Total from Operations	4.82	1.07

Dividends and Distributions:
Net Realized Gain	(0.39)	—

Total Dividends and Distributions	(0.39)	—

Net Asset Value, End of Year/Period	$15.50	$11.07

Total Return†	44.60%	10.70%

Ratios and Supplemental Data
Net Assets, End of Year/Period (Thousands)	$74,764	$50,884
Ratio of Expenses to Average Net Assets	0.99%	0.99%**
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.30%	1.47%**
Ratio of Net Investment Loss to Average Net Assets	(0.64)%	(0.52)%**
Portfolio Turnover Rate	107%	65%***

(1)	Per shares calculations were performed using average shares for the period.
*	The Fund commenced operations on January 16, 2019.
**	Annualized.
***	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the Nicholas Partners Small Cap Growth Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital appreciation. The Fund is classified as a diversified investment company and invests 80% of its net assets in securities of small-capitalization companies. Nicholas Investment Partners, L.P. serves as the Fund’s investment adviser (the “Adviser”). The Fund currently offers Institutional Class Shares. The Fund commenced operations on January 16, 2019. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2020, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

As of and during the year ended September 30, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended September 30, 2020, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from estimated amounts.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Fund distributes its net investment income and any net realized capital gains at least annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

amortized to expense over a twelve month period. As of September 30, 2020, the Fund’s offering costs have been fully amortized.

Redemption Fees — The Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. Fees collected are retained by the Fund for the benefit of the remaining shareholders and are included in capital shares transactions in the Statement of Changes in Net Assets. For the year ended September 30, 2020, the Fund did not retain any fees.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended September 30, 2020, the Fund paid $94,241 for these services.

The Fund has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.10% of average daily net assets of Institutional Servicing Shares of the Fund’s will be paid to other service providers. Under the Service Plan, other service providers may perform, or may compensate other service providers for performing certain shareholder and administrative services. For the year ended September 30, 2020, the Fund did not incur any fees for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets.

In addition, The Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.99% of the Fund’s average daily net assets until January 31, 2021 (the “expense cap”). The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2021. As of September 30, 2020, the fees which were previously waived and reimbursed to the Fund by the Adviser which may be subject to possible future reimbursement, up to the expense cap in place at the time the expenses were waived and reimbursed to the Fund, to the Adviser were $175,537 and $178,089 expiring in 2022 and 2023, respectively.

6. Investment Transactions:

For the year ended September 30, 2020, the Fund made purchases of $64,296,058 and sales of $62,346,999 in investment securities, excluding in-kind transactions, long-term U.S. Government and short-term securities. For the year ended September 30, 2020, there were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. The permanent differences primarily consist of gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, and net investments losses. There are no permanent difference that is credited or charged to Paid-in Capital and Distributable Earnings as of September 30, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

The tax character of dividends and distributions paid during the year ended September 30, 2020 are as follows:

Ordinary Income	Long-Term Capital Gain	Total
$—	$1,805,811	$1,805,811

As of September 30, 2020, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$5,172,595

Late-Year Loss Deferral	(124,684)

Unrealized Appreciation	25,923,707

Total Distributable Earnings	$30,971,618

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2020 through September 30, 2020 and specified losses realized on investment transactions from November 1, 2019 through September 30, 2020, that, in accordance with Federal income tax regulations, the Fund may elect to defer and treat as having arisen in the following fiscal year.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held (excluding foreign currency) by the Fund at September 30, 2020, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$48,516,015	$26,927,028	$(1,003,321)	$25,923,707

8. Concentration of Risks:

As with all management investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) and ability to meet its investment objective.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Equity Market Risk — The Fund invests in equity securities and is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response.

Small Capitalization Companies Risk — Small capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Growth Style Risk — The Adviser’s growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

IPO Risk — The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Sector Emphasis Risk — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Emerging market countries are countries that major international financial institutions, such as the International Monetary Fund or the World Bank, generally consider to be less economically mature than developed nations.

ETFs Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Convertible Securities Risk — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Management Risk — The risk that the Fund may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

Portfolio Turnover Risk — The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term gains) realized by the Fund. Shareholders may be required to pay tax on such capital gains.

9. Concentration of Shareholders:

At September 30, 2020, 98% of total shares outstanding were held by one affiliated shareholder owning 10% or greater of the aggregate total shares outstanding. This shareholder is comprised of omnibus accounts that are held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. In-Kind Transactions:

The Fund received contributions in-kind of investment securities. The securities were received in a tax-free transaction at their current fair value of $44,932,711 including unrealized appreciation of $4,790,960 on the date of the transactions. The Fund made an accounting policy election to carryforward the historical cost basis of the securities transferred given the tax-free nature of the transaction. As a result of this contribution, the following units of the Fund were issued for assets valued at:

Transaction Date	Units Issued	Securities at Value	Cash	Total Assets

1/16/2019	4,597,277	$44,932,711	$1,039,962	$45,972,673

For the year ended September 30, 2020, there were no in-kind transactions.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

11. New Accounting Pronouncements:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.

12. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2020.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Nicholas Partners Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Nicholas Partners Small Cap Growth Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, and the statement of changes in net assets and the financial highlights for the year ended September 30, 2020 and for the period January 16, 2019 (commencement of operations) through September 30, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year ended September 30, 2020, and the changes in its net assets and the financial highlights for the year ended September 30, 2020 and for the period January 16, 2019 (commencement of operations) through September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

Philadelphia, Pennsylvania

November 25, 2020

We have served as the auditor of one or more investment companies in Nicholas Investment Partners, L.P. since 2019.

NOTES

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2020 to September 30, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/20	Ending Account Value 9/30/20	Annualized Expense Ratios	Expenses Paid During Period*
Nicholas Partners Small Cap Growth Fund — Institutional Shares
Actual Fund Return	$1,000.00	$1,636.70	1.01%	$6.66
Hypothetical 5% Return	1,000.00	1,019.95	1.01	5.10

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied 183/366 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who may be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES [2,3]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 34 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

an “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-833-810-7345. The following chart lists Trustees and Officers as of September 30, 2020.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

Current Directorships: Trustee of Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, Chiron Capital Allocation Fund Ltd., Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)

Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) and Anit-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	NICHOLAS PARTNERS
SMALL CAP GROWTH FUND
SEPTEMBER 30, 2020

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2020 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2020 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2020, the Fund is designating the following items with regard to distributions paid during the period.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)

100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

NOTES

NOTES

Nicholas Partners Small Cap Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-833-810-7345

www.nicfunds.com

Investment Adviser

Nicholas Investment Partners, L.P.

6451 El Sicomoro Street

Rancho Santa Fe, California 92067

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

NIC-AR-001-0200

Item 2.    Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the two fiscal years as follows:

		2020			2019
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$581,815	$0	$607,218	$530,415	$0	$0
(b)	Audit-Related Fees	$4,000	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$335,050	$0	$0	$60,100
(d)	All Other Fees	$0	$0	$15,941	$0	$0	$10,000

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2)	Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2020	2019
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g)          The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $350,991 and $70,100 for 2020 and 2019, respectively.

(h)          During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13. Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: December 9, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and CFO
Date: December 9, 2020